Exhibit 10.1

SECOND AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT

                THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated effective as of July 1, 2008 (the “Second Amendment”), is made and entered into between and among ARENA RESOURCES, INC., a Nevada corporation (the “Borrower”), the Lenders signatory parties hereto (individually, a “Lender” and collectively, the “Lenders”) and MIDFIRST BANK, as Administrative Agent for the Lenders (the “Agent”).

                WITNESSETH:

                WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain First Amended and Restated Credit Agreement dated as of May 3, 2006, as amended by the First Amendment thereto dated effective as of June 5, 2007 (collectively, the “Existing Credit Agreement”), pursuant to which the Lenders severally established in favor of the Borrower a Revolving Credit Commitment (collectively, the “Aggregate Revolving Credit Commitments”) for the limited purposes therein specified; and

                WHEREAS, the Borrower has requested that the Agent and the Lenders agree to increase the principal amount of the Aggregate Revolving Credit Commitment Amount from $100,000,000.00 to $150,000,000.00 until the Existing Final Maturity Date;

                WHEREAS, the Agent and the Lenders are willing to increase the Aggregate Maximum Revolving Credit Commitment Amount by $50,000,000.00 to the maximum outstanding principal amount of $150,000,000.00, subject to the modifications to the Existing Credit Agreement herein set forth and to the other terms, provisions conditions and limitations of the Existing Credit Agreement, as amended by this Second Amendment (collectively, the “Credit Agreement”)

                NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt of which is acknowledged by the parties hereto, the parties agree as follows:

                1.       Definitions. The following definition in the Existing Credit Agreement is amended to read in its entirety as follows:

                “Aggregate Maximum Revolving Credit Commitment Amounts” at any time shall equal the sum of the Maximum Revolving Credit Amounts of the Lenders, as the same may be reduced pursuant to Sections 2.03(b), 2.07(b) or 2.08, or increased pursuant to Section 2.03(d), but in no event in excess of $150,000,000.00. As of the Closing Date, the Aggregate Maximum Revolving Credit Commitment Amounts equal $150,000,000.00 and, subject to the provisions of Section 12.04, shall in no event exceed $150,000,000.00.

                2.       Percentage Share/Types of Loans. All references in the Credit Agreement to Annex I shall refer to Annex I to this Second Amendment, as hereafter modified or replaced from time to time. Each Lender’s Percentage Share and Maximum Revolving Credit Amount is specified on such Annex I. Section 2.01(c) (Limitation on Types of Loans) is amended to provide that (i) Loans may be LIBOR Loans or Base Rate Loans and (ii) advances on the Notes shall accrue interest at the applicable LIBOR-Rate plus the LIBOR Margin or the Base Rate plus the applicable Base Rate Margin as specified on the Pricing Grid and a replacement Exhibit B (Form of Notice of Borrowing Request/Conversion) is annexed hereto.

                3.       Borrowing Base/Redetermination Date. Sections 2.08 (Borrowing Base) and 8.07(a) (Engineering Reports) of the Existing Credit Agreement are amended to agree and acknowledge that as of the Closing Date of this Second Amendment, the Borrowing Base is stipulated to be $150,00,000.00, subject to the semi-annual Redetermination Dates. All references in the Existing Credit Agreement to a Borrowing Base of “$100,000,000.00” or otherwise are deleted and replaced with references to a Borrowing Base of “$150,000,000.00". Borrower, Lenders and Agent acknowledge and stipulate that the September 30, 2007, semi-annual redetermination of the Borrowing Base was mutually waived by each thereof.

                4.       Fees. Section 2.04(a) (Revolving Credit Commitment Fee/Loan Facility Fee) of the Existing Credit Agreement is amended to provide for a loan facility fee of twelve and one-half basis points (0.125%) shall be payable at the closing of this Second Amendment on the increased portion ($50,000,000.00) of the Aggregate Maximum Revolving Credit Commitment Amounts to each Lender increasing its Maximum Revolving Credit Amount (per Annex I hereto) in accordance with such Lender’s Percentage Share of such $50,000,000.00 increase.

                5.       Replacement Notes/Ratification of Existing Credit Agreement/Security Instruments. The remaining terms, provisions and conditions set forth in the Existing Credit Agreement shall remain in full force and effect. The Borrower restates, confirms and ratifies the warranties, covenants and representations set forth therein and further represent to the Agent and the Lenders that, as of the date hereof, no Default or Event of Default exists under the Credit Agreement. As a condition precedent to the increase in the Maximum Revolving Credit Amount by certain of the Lenders pursuant to Annex I hereto, the Borrower shall (a) execute and deliver to the order of the respective Lenders such replacement promissory notes as deemed necessary or appropriate by the Agent and the Lenders and further (b) (i) confirm, ratify, continue and mortgage, confirm, grant and re-grant, pledge and re-pledge to the Agent for the benefit of the Lenders a continuing and continuous, first priority mortgage lien against, security interest in and pledge of all of the items and types of existing Collateral more particularly described in Section 10.3 of the Existing Credit Agreement and in the Security Instruments and (ii) execute and deliver to the Agent for the benefit of the Lenders such amendment and supplemental mortgage and/or deed of trust instruments as deemed necessary or appropriate by the Agent to encumber such additional working interests acquired by Borrower in the State of Texas, all in recordable form and otherwise in scope and substance acceptable to the Agent and its legal counsel and granting a first priority mortgage lien against and security interest in and pledge of the items and types of additional Collateral described more particularly described therein.

                6.       Closing Opinions. Borrower shall have caused to be delivered to the Administrative Agent for the benefit of the Lenders such closing opinion of counsel for the Borrower and the Guarantor concerning (i) due organization, (ii) corporate authority, (iii) no violation of charter documents, applicable law or material agreements to which either is a signatory party or by which it or they may be bound, (iv) enforceability and binding effect and (v) such other matters as the Administrative Agent may reasonably request and is customarily provided in similar types of secured financing syndicated facilities.

                7.       Costs and Fees. The Borrower agrees to pay to the Agent on demand all costs, fees and expenses (including without limitation reasonable attorneys fees and legal expenses) incurred or accrued by the Agent in connection with the preparation, execution, closing, delivery, and administration of the Credit Agreement (including this Second Amendment), and the other Loan Documents (including Security Instruments), or any amendment, supplement, waiver, consent or modification thereto or thereof, or any enforcement thereof. In any action to enforce or construe the provisions of the Credit Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and all costs and expenses related thereto.

                8.       JURY TRIAL WAIVER. THE BORROWER FULLY, VOLUNTARILY AND EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE CREDIT AGREEMENT, THE MORTGAGE, THE SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE CREDIT AGREEMENT. THE BORROWER AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered in multiple counterparts in Tulsa, Oklahoma, effective as of the day and year first above written.

ARENA RESOURCES, INC., a Nevada corporation

By	/s/ William R. Broaddrick

Vice President and Chief Financial Officer

“Borrower”

MIDFIRST BANK, as Administrative Agent and a Lender

By	/s/ Christopher J. Cardoni

Vice President

“Lender and Agent”

COMPASS BANK

By:	/s/ Kathleen J. Bowen

Senior Vice President

“Lender”

BANK OF SCOTLAND, a Scottish Banking Corporation acting through its New York Branch

By:	/s/ Karen Weich

Assistant Vice President

“Lender”

CAPITAL ONE, N.A.

By:	/s/ Eric Broussard

Senior Vice President

Address for Notice:

Capital One, N.A. Energy Banking 5718 Westheimer, 6th Floor Houston, Texas 77057

Telecopier No.: Telephone No: Attention:	713.435.5106 713.435.5278 Eric Broussard Senior Vice President

“Lender”

SUNTRUST BANK

By:	/s/ Sean M. Roche

Vice President Address for Notice:

SunTrust Bank 303 Peachtree Street Atlanta, GA 30308

Telecopier No.: Telephone No: Attention:	404.827.6270 404.588.7496 Sean M. Roche

“Lender”

RATIFICATION BY GUARANTOR

                The undersigned, Arena Drilling Co., a Texas corporation (“Guarantor”), (i) ratifies, confirms, approves and consents to the foregoing Second Amendment to First Amended and Restated Credit Agreement dated as of July 1, 2008 (“Second Amendment”), among the Arena Resources, Inc., as borrower (“Borrower”), the Lenders signatory parties thereto and MidFirst Bank, as the Administrative Agent for the Lenders, and (ii) ratifies, confirms and continues in full force and effect for all purposes that certain Guaranty Agreement from the Guarantor dated as of May 3, 2006, in favor of the Lenders and the Administrative Agent, as an absolute and unconditional guarantee of payment of the Obligations described in the Existing Credit Agreement (as defined in the Second Amendment) and in the Existing Credit Agreement (collectively, as hereafter amended, extended, renewed, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), including without limitation the replaced Notes issued pursuant to the Second Amendment and the Aggregate Revolving Credit Commitments (an increase of $50,000,000.00 to the increased maximum outstanding principal amount of $150,000,000.00) up to the Aggregate Maximum Revolving Credit Commitment Amounts specified in the Credit Agreement, and including without limitation, all renewals, extensions, replacements, substitutions, consolidations, rearrangements, changes in form or other modifications of any one or more or all of the Notes.

                The undersigned Guarantor acknowledges receipt and sufficiency of good, valid, lawful and valuable consideration herefore and further stipulates and agrees that both the above referenced Guaranty Agreement and this Ratification are within the lawful business and economic purposes of the Guarantor.

                So executed and delivered to the Administrative Agent for the benefit of the Lenders in Tulsa, Oklahoma, effective as of the first (1st) day of July, 2008, by the undersigned duly authorized and empowered officer of the Guarantor.

Arena Drilling Co., a Texas corporation

By:	/s/ William R. Broaddrick, William R. Broaddrick Chief Financial Officer

ANNEX I

LIST OF PERCENTAGE SHARES AND
MAXIMUM REVOLVING CREDIT AMOUNTS

Name of Lender	Percentage Share	Maximum Revolving Credit Amount
MidFirst Bank	30.000000%	$45,000,000.00
Compass Bank	23.3333...%	$35,000,000.00
Bank of Scotland	23.3333...%	$35,000,000.00
Capital One, N.A.	11.6666...%	$17,500,000.00
SunTrust Bank	11.6666...%	$17,500,000.00
TOTAL	100.0000%	$150,000,000.00

NOTE: The foregoing Maximum Revolving Credit Amount of the Lenders is subject in all respects to the Aggregate Maximum Revolving Credit Commitment Amounts of the Lenders and the stipulated Borrowing Base (currently set at and stipulated to be $150,000,000.00).

EXHIBIT B

FORM OF NOTICE OF BORROWING REQUEST/CONVERSION

_____________________, 200__

               ARENA RESOURCES, INC., a Nevada corporation (the "Borrower"), pursuant to the First Amended and Restated Credit Agreement dated effective as of May 3, 2006, as amended from time to time, including that certain Second Amendment thereto dated as of July 1, 2008, among the Borrower, MIDFIRST BANK, as Agent for the lenders signatory parties thereto, and the lenders which are or hereafter become signatory parties thereto (collectively, the "Lenders") (together with all amendments, modifications, supplements, and/or restatements thereto, the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

               $_________________________ under the Revolving Credit Note

               Requested funding date: _________________________.

|_|	1.	Revolving Credit Loans:

(a)	Aggregate amount of new Revolving Credit Loans to be $__________;

(b)	Requested funding date is _________________, 200__;

(c)	Borrowings to be LIBOR Loans: $_____________________; Borrowings to be Prime Rate Loans: $__________________;

(d)	Length of Interest Period for LIBOR Loans is: _________________.

|_|	2.	LIBOR Loan Continuation for LIBOR Loans maturing on _______________:

(a)	Aggregate amount to be continued as LIBOR Loans is $___________;

(b)	Aggregate amount to be converted to Base Rate Loans is $_________;

(c)	Aggregate amount to be converted to LIBOR Loans is $___________;

(d)	Length of Interest Period for continued LIBOR Loans or Base Rate Loans converted to LIBOR Loans is __________.

B-1

               The undersigned certifies that he is the _____________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

ARENA RESOURCES, INC.

By:______________________________________ Name:____________________________________ Title:_____________________________________

B-2